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                                                                   EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Olympic Steel, Inc., an Ohio corporation, and each of the undersigned Directors and/or Officers of Olympic Steel, Inc. hereby constitutes and appoints Michael D. Siegal, Richard T. Marabito, Marc H. Morgenstern, Michael A. Ellis and Deborah A. Weisman, and each of them, their attorneys-in-fact and agents, with full power of substitution and resubstitution, for and on behalf of Olympic Steel, Inc. and the undersigned Directors and/or Officers of Olympic Steel, Inc. and each of such Directors and/or Officers, to execute the Olympic Steel, Inc.'s Registration Statement on Form S-8 relating to the Common Shares to be issued under the Olympic Steel, Inc. Stock Option Plan, as amended, and any and all documents and post-effective amendments thereto and to file the same, with Exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorneys-in-fact and agents or their substitutes may do or cause to be done by virtue hereof.

         This Power of Attorney of Olympic Steel, Inc. and the Directors and/or Officers of Olympic Steel, Inc. may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, this Power of Attorney has been signed this 17th day of August, 2004.

                                          OLYMPIC STEEL, INC.

                                          By:  /s/ Michael D. Siegal
                                               --------------------------------
                                               Michael D. Siegal, Chairman and
                                               Chief Executive Officer

DIRECTORS AND OFFICERS:


/s/ Ralph M. Della Ratta                  /s/ Richard T. Marabito
------------------------------------      -----------------------------------
Ralph M. Della Ratta, Director            Richard T. Marabito, Chief Financial
                                          Officer (Chief Accounting Officer)

/s/ Martin H. Elrad                       /s/ James B. Meathe
------------------------------------      -------------------------------------
Martin H. Elrad, Director                 James B. Meathe, Director

/s/ Thomas M. Forman                      /s/ Michael D. Siegal
------------------------------------      -------------------------------------
Thomas M. Forman, Director                Michael D. Siegal, Chairman and
                                          Chief Executive Officer

/s/ Howard L. Goldstein                   /s/ David A. Wolfort
------------------------------------      -------------------------------------
Howard L. Goldstein, C.P.A., Director     David A. Wolfort, President, Chief
                                          Operating Officer and Director